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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): September 1, 1999


                            GUARANTY BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)



              TEXAS                       0-23113               75-1656431
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                              Identification No.)



               100 WEST ARKANSAS
             MOUNT PLEASANT, TEXAS                                   75456
    (Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code: (903) 572-9881


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       ITEM 5. OTHER EVENTS.

       On September 1, 1999, Guaranty Bancshares, Inc. ("Guaranty") completed its previously announced acquisition ("Acquisition") of First American Financial Corporation, a Texas corporation and registered bank holding company ("First American"). Pursuant to the Agreement and Plan of Reorganization dated April 23, 1999 between Guaranty and First American, ("Agreement"), Guaranty issued an aggregate of 351,736 shares of its common stock $1.00 par value per share ("Guaranty Common Stock"), and paid $3,379,620 in cash to the former shareholders of First American. The shares of Guaranty Common Stock issued were registered under the Securities Act of 1933, as amended, on a Registration Statement on Form S-4 (Registration No. 333-81881).

       In connection with the Acquisition, First American Bank, National Association, a wholly-owned subsidiary of First American, was merged with and into Guaranty Bank, a wholly-owned subsidiary of Guaranty. The two former banking locations of First American Bank, National Association in Sulphur Springs and Commerce, Texas will be operated as branches of Guaranty Bank. The operations of First American Mortgage Company, a wholly-owned subsidiary of First American, will be continued by Guaranty under the name Guaranty Mortgage Company.


       ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

            (c) Exhibits. The following material is filed as an exhibit to this Current Report on Form 8-K:


 EXHIBIT
 NUMBER                        DESCRIPTION OF EXHIBIT

  2.1 Agreement and Plan of Reorganization between First American Financial Corporation and Guaranty Bancshares, Inc. dated April 23, 1999 (incorporated herein by reference to Exhibit 2.1 to Guaranty's Registration Statement on Form S-4 (Registration No. 333-81881) (the "Registration Statement")).

  2.2 First Amendment to the Agreement and Plan of Reorganization between First American Financial Corporation and Guaranty Bancshares, Inc. dated April 23, 1999 (incorporated herein by reference to Exhibit
                        2.2 to the Registration Statement).

  2.3 Second Amendment to the Agreement and Plan of Reorganization between First American Financial Corporation and Guaranty Bancshares, Inc. dated April 23, 1999 (incorporated herein by reference to Exhibit
                        2.3 to the Registration Statement).


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                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GUARANTY BANCSHARES, INC.



Dated: September 8, 1999                    By: /s/ ARTHUR B. SCHARLACH, JR.
                                                    Arthur B. Scharlach, Jr.
                                                    President


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                                  EXHIBIT INDEX


EXHIBIT
NUMBER               DESCRIPTION

  2.1 Agreement and Plan of Reorganization between First American Financial Corporation and Guaranty Bancshares, Inc. dated April 23, 1999 (incorporated by reference to Exhibit 2.1 to Guaranty's Registration Statement on Form S-4 (Registration No. 333-81881) (the "Registration Statement")).

  2.2 First Amendment to the Agreement and Plan of Reorganization between First American Financial Corporation and Guaranty Bancshares, Inc. dated April 23, 1999 (incorporated herein by reference to Exhibit 2.2 to the Registration Statement).

  2.3 Second Amendment to the Agreement and Plan of Reorganization between First American Financial Corporation and Guaranty Bancshares, Inc. dated April 23, 1999 (incorporated herein by reference to Exhibit 2.3 to the Registration Statement).


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